SUBSCRIPTION AGREEMENT


Golf Product Technologies, Inc
3360 NW 53rd Circle
Boca Raton, FL  33496

Attn: 	Mr. Jim Dodrill


	Re:  Purchase of Common Stock pursuant to Rule 504 offering

Gentlemen:

 1. (a) The undersigned hereby subscribes for ____________ shares of Common Stock, par value $0.0001 per share (the
"Securities") of Golf Product Technologies, Inc. (the "Company" at a purchase price of $0.02 per share for a total purchase price of $____________.

        (b) A check in the amount of the undersigned's entire purchase price for the Securities is enclosed herewith. I understand that such payment will be returned, without deduction and without interest, in the event that this subscription is not accepted by the Company or the private placement of the Securities (the "Private Placement") is withdrawn or otherwise does not close.

 2.	To induce the Company to accept this subscription, the
undersigned hereby agrees that within five (5) days after receipt of written request from the Company, the undersigned will provide such information and execute and deliver such documents as the Company may reasonably request to comply with any and all laws and ordinances to which the Company may be subject, including, without limitation, the securities laws of the United States of America or any other jurisdiction.

 3. Residents of Florida acknowledge that these securities have not been registered under the Florida Securities Act in reliance upon exemption provisions contained therein. Pursuant to Section 517.061(11)(a)(5) of the Florida Securities and Investor Protection Act (the "Florida Act") each Florida resident who's offer to purchase shares has been accepted by the Company shall have the right to withdraw his/her acceptance, without incurring any liability to the Company, within three (3) business days from the date of receipt by the subscriber of the Company's acceptance of the subscriber's subscription agreement. To accomplish this withdrawal, a subscriber need only send a letter or telegram indicating his/her intention to withdraw to the Company at the address or telephone number printed above. Any telegram or letter should be sent or postmarked prior to the end of the third business day. A letter should be mailed by certified mail, return receipt requested, to ensure its receipt and to evidence time of mailing. Any oral requests should be confirmed in writing.

 4.	To induce the Company to accept this subscription, the
undersigned hereby represents, warrants and agrees that:

        (a) The information provided by the undersigned in the Confidential Purchaser Questionnaire enclosed herewith, and any other information provided to the Company by the undersigned, is true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing (or, if there have been any changes in such information since the date the Confidential Purchaser Questionnaire or such other information was furnished to the Company, the undersigned has advised the Company in writing of such changes).

        (b) The undersigned, if an individual, is over 21 years of age, and the address set forth below is the true residence and domicile of the undersigned, and the undersigned has no present intention of becoming a resident or domiciliary of any other state or jurisdiction. If a corporation, trust, partnership or other entity, the undersigned has its principal place of business at the address set forth below.

        (c) The undersigned has had an opportunity to ask questions of and receive answers from the Company concerning the Company and all other matters pertinent to an investment in the Securities, and all such questions have been answered to the full satisfaction of the undersigned. The undersigned has been given access to the Company's books and records and all other documents and information that the undersigned has requested relating to an investment in the Securities.

        (d) In entering into this transaction, the undersigned is not relying upon any information other than the results of the undersigned's own investigation.

        (e) The undersigned understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state blue sky or securities law, in reliance on exemptions thereunder, that they have not been approved or disapproved by the Securities and Exchange Commission or by any other federal or state authority or agency of any jurisdiction, and that no such authority or agency has passed on the accuracy or adequacy of any information received by the undersigned.

        (f) The undersigned is acquiring the Securities for the undersigned's own account, for investment purposes only, and not for, with a view to or in connection with any resale or other distribution thereof, in whole or in part.

        (g) The undersigned has not employed or dealt with a broker or finder, or any other similar person or entity who may be entitled to compensation, in connection with this proposed purchase of the Securities.

        (h) The undersigned has carefully considered and has, to the extent he believes appropriate, discussed with his professional legal, tax and financial advisors the suitability of an investment in the Company for his particular tax and financial situation and has determined that the Securities are a suitable investment for him.

        (i) The undersigned (either alone, or, if the undersigned in the undersigned's Confidential Purchaser Questionnaire designated one or more Investor Representatives, together with such Investor Representative(s)) has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company.

        (j) The undersigned is an "accredited investor," as such term is defined in Rule 501 promulgated by the Securities and Exchange Commission under the Securities Act.

        (k) The undersigned acknowledges and understands that:

         (i) The Securities are a speculative investment and involve substantial risks.

         (ii) The Company has limited financial resources and operating history.

         (iii) The Securities will constitute "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act; there are substantial restrictions on the transferability of the Securities; there will be no public market for the Securities; the Securities cannot be resold unless they are registered under the Securities Act or unless an exemption from registration is available; Rule 144 is not now available to provide an exemption for resale of the Securities because the Company is not required to file, and does not file, current reports under the Securities Exchange Act of 1934, as amended, and because information concerning the Company substantially equivalent to that which would be available if the Company were required to file such reports is not now publicly available; the Company may become a reporting entity at some future date, but no assurance can be given that it will do so; and accordingly, it may not be possible for the undersigned to liquidate the undersigned's investment in the Securities when the undersigned wants to do so.

        (l) The undersigned is able:

         (i) to bear the full economic risk of an investment in the Securities;

         (ii) to hold the Securities indefinitely; and

         (iii) to afford a complete loss of the undersigned's investment in the Securities.

        (m) If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or other entity,

         (i) the execution and delivery of this Subscription Agreement, the Confidential Purchaser Questionnaire and any other instruments executed and delivered on behalf of such partnership, corporation, trust or other entity, and the purchase of the Securities by such entity, have been duly authorized;

         (ii) this Subscription Agreement is binding upon such partnership, corporation, trust or other entity; and

         (iii) such partnership, corporation, trust or other entity was not formed for the specific purpose of investing in the Company.

 5. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties contained in paragraph 3 hereof, and that the Company intends to rely upon them. The undersigned hereby agrees to indemnify and hold harmless the Company and each director, officer or agent thereof from and against any and all losses, damages, liabilities and expenses arising out of or in connection with any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Subscription Agreement or otherwise.

 6. The undersigned hereby agrees that the Company or its transfer agent(s) may maintain "stop transfer" orders with respect to the Securities and that in addition to any other legends which counsel for the Company shall deem necessary or desirable to cause the sale of the Securities to the undersigned to be exempt under the blue sky or securities laws of any state, each of the Securities will bear a conspicuous legend in substantially the following form:

        The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the provisions of any applicable state securities laws, and may not be sold, pledged, hypothecated or otherwise transferred unless (i) a registration statement with respect thereto is effective under the Securities Act or (ii) the Company has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

 7. (a) It is understood that this Subscription Agreement is not binding on the Company until the Company accepts it, which acceptance is at the sole discretion of the Company, by executing this Subscription Agreement where indicated. The Company will have the right to reject this Subscription Agreement, in whole or in part, and will not be obligated to allocate the Securities among subscribers pro rata in the event of an over-subscription. This Subscription Agreement will be null and void if the Company does not accept it. If the Company does not accept this Subscription Agreement, any payment tendered by the undersigned herewith will be returned to the undersigned without interest, and the Company and the undersigned will have no further obligation to each other hereunder.

        (b) It is understood that the Company will have the right to terminate or withdraw the Private Placement at any time. The undersigned also understands that there is no aggregate minimum dollar level of accepted subscriptions required as a condition to the Closing. In the event that the Private Placement is withdrawn or otherwise does not close as to the undersigned's subscription, any payment tendered by the undersigned herewith will be returned to the undersigned without interest.

 8.	(a) This Subscription Agreement is not transferable or
assignable by the undersigned. Except as otherwise provided by applicable law, this Subscription Agreement may not be revoked or canceled by the undersigned, unless the Company in its sole discretion consents to revocation, rejects the subscription or withdraws the Private Placement.

        (b) The representations, warranties, understandings and acknowledgments in this Agreement are true and accurate as of the date hereof, shall be true and accurate on the date of the acceptance hereof by the Company and shall survive thereafter.

        (c) All notices or other communications to be given or made hereunder shall be in writing and shall be delivered personally or mailed, by registered or certified mail, return receipt requested, postage prepaid, to the undersigned or to the Company as the case may be, at their respective addresses set forth herein.

        (d) This Subscription Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

         This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, representations, warranties and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto.

 		IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as an instrument under seal on the date set forth below.

                                    ________________________________
                                    Name of Subscriber


___________________________         ________________________________
Date                                Signature

                                    ________________________________
                                    Title (if the subscriber is not
                                           a natural person)

Amount of Investment $ ___________


                                   Please print information below
                                   exactly as you wish it to appear in
                                   the records of the Company.

                                   _______________________________
                                   Name and capacity in which
                                   subscription is made -- see next page
                                   for particular requirements.

                                   ADDRESS:

                                   ______________________________
                                   Number and Street

                                   ______________________________
                                   City       State      Zip Code

                                   ______________________________
                                   Social Security Number or other
                                   Taxpayer Identification Number



	Additional Execution Page -- To be completed in all cases except where subscriber is an individual acting as such solely for his or her own account.



Please check to indicate form of ownership of, or organization of entity acquiring, Units.


_____TENANTS-IN-COMMON			______CORPORATION
(Both parties must sign                 (Evidence of officer's authority
on preceding page.)                      to represent subscriber and purchase
                                         securities on behalf of Corporation
                                         of corporation must be
_____JOINT TENANTS WITH                  must be attached or sent under
RIGHT OF SURVIVORSHIP                    separate cover.)
(Both parties must sign.)
                                         ______PARTNERSHIP
_____COMMUNITY PROPERTY			(A copy of Certificate of
(One signature required if               Limited Partnership or Partnership
interest held in one name, i.e.,         Agreement or other evidence of
managing spouse; two signatures          authority must be attached or sent
execute this Subscription Agreement      under separate cover.)
required if interest held in both
names.)

_____TRUST
The name of trust, name of
trustee, and date trust was
formed:


______________________________

______________________________

______________________________

(A copy of the Trust Agreement
or other authorization must be
attached or forwarded under
separate cover.)




Golf Product Technologies, Inc.
CONFIDENTIAL PURCHASER QUESTIONNAIRE

	The purpose of the Questionnaire is to determine whether you are an accredited investor as defined in Rule 501 of the Securities Act of 1933, as amended (the "Act"). Golf Product Technologies, Inc. and its counsel shall rely upon the information provided herein.

1.      Name of Prospective Purchaser __________________________

2.      Home Address____________________________________________

3.      Name of Business________________________________________

4.      Business Address________________________________________

5.      Business Phone Number___________________________________

6.      Occupation or Title_____________________________________

7.      Nature of Business______________________________________

8.	Previous Business or
        Employment During
        Past 5 years.___________________________________________

9.	I am an accredited investor (as defined in Rule 501 of Reg. D)
because (check each appropriate description):

_______ I am a natural person whose individual net worth, or joint net worth with my spouse, exceeds $1,000,000.00

_______ I am a natural person who had individual income exceeding $200,000 in each of the two most recent years and I have a reasonable expectation of reaching the same income level in the current year.
_______ I am a natural person who had joint income with my spouse exceeding $300,000 in each of the past two most recent years and I have a reasonable expectation of reaching the same income level in the current year.

_______ I am a broker-dealer registered pursuant to Section
15 of the Securities Exchange Act of 1934.

_______ I am a director or executive officer of the Company.
(Executive officer means the president, any vice president in charge of a principal business unit, division or function, such as sales, administration or finance, any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company.)

______ I am an organization described in Section 501(c)(iii) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Units, with total assets exceeding $5,000,000.00.

______ I am a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Units, with total assets exceeding $5,000,000.00.

______ I am a trust, not formed for the specific purpose of acquiring the Units, with total assets exceeding
$5,000,000.00 and whose purchase is directed by a "sophisticated person," as defined in Rule
506(b)(2)(ii) of Reg D.

______ I am an employee benefit plan with the meaning of the Employee Retirement Income Security Act of 1974 and
(i) investment decisions for such plan are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is a bank, savings and loan association, insurance company or registered investment advisor, or (ii) such plan has total assets exceeding
$5,000,000.00 or (iii) if a self-directed plan, investment decisions are made solely by accredited investors.

______ I am an entity in which all of the equity owners are accredited investors.

10.     Educational Background_____________________________

11.     NASD Affiliation __________________________________

12.     Investment Advice__________________________________
	(The following matter is presented in alternative form. Please initial, in the space provided, the proper alternative.)

		ALTERNATIVE ONE:
	_____	I have such knowledge and experience in financial and
business matters that I am capable of evaluating the merits and risks of an investment in the Company and do not desire to utilize an Investor Representative in connection with evaluating such merits and risks. I understand, however, that the Company may request that I use an Investor Representative.


                ALTERNATIVE TWO*:
	_____	I intend to use the service of the following named
person(s) as Investor Representative(s) in connection with evaluating the merits and risks of an investment in the Company. List name(s) of Investor Representative(s).




__________________     _______________________
(Print Name)		(Signature)

Dated: _________  __, 2001      Place:





* If this alternative to question 12 is initialed, a completed and signed Investor Representative Questionnaire must accompany this Confidential Purchaser Questionnaire.




                     INVESTOR REPRESENTATIVE QUESTIONAIRE

                                 (CONFIDENTIAL)

Golf Product Technologies, Inc.
3360 NW 53rd Circle
Boca Raton, FL  33496


	Re:	Purchase of Common Stock

Gentlemen:

	The following information is furnished to you so that you may determine whether the undersigned's client,
                    _________________________________________
                    (Name of Client)    (the "Investor")

together with the undersigned and other Investor Representatives of the Investor, if any, has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of an investment in Golf Product Technologies, Inc. (the "Company"). I understand that you will rely upon the information contained herein for purposes of such determination, that the offering of the Company's Common Stock (the "Securities") will not be registered under the Securities Act of 1933, as amended (the "Act") or under any state blue sky or securities laws, that the Securities are being sold in reliance upon exemptions from registration from said Act and such laws, and that such reliance is based in part on the information herein supplied.

All information contained herein will be treated confidentially. However, I agree that you may present this Questionnaire to your attorneys or such other persons as you, in your sole discretion, deem appropriate to assure yourself that the proposed offer and sale of the Securities is exempt from registration under the Act and meets the requirements of applicable state blue sky and securities laws.

I am acting as Investor Representative for the Investor in connection with the Investor's prospective investment in the Company and in that connection, I furnish you with the following representations and information:

1. 	Name (please
print):__________________________________________________________

2.      Age:_____________________________________________________

3.      Profession (or business and title, if applicable):_______

_________________________________________________________________

4.      (a) Business address:____________________________________
_________________________________________________________________

        (b) Telephone Number:_____________________________________


5. 	Details of any training or experience in financial, business or tax matters which qualify me to act in the capacity of Investor Representative (include current and prior employment, business or professional education, professional licenses now held, and, if applicable, participation in evaluation of similar investments in the past):

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________


6. 	I have not, during the past ten years, (i) been convicted,
indicted or investigated in connection with any past or present criminal proceeding (excluding traffic violations and other minor offenses); (ii) been the subject of any order, judgment or decree of any court of competent jurisdiction permanently or temporarily enjoining me from acting as an investment advisor, underwriter, broker or dealer in securities or as an affiliated person, director or employee of an investment company, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security;
or (iii) been the subject of any order of a federal or state authority barring or suspending for more than 60 days my right to be engaged in any such activity, or to be associated with persons engaged in any such activity, which order has not been rescinded, reversed or suspended.

7. 	I have received such information and documents regarding the
Company and the Securities as I may have requested, and have read and understood them.

8. 	I have been given the opportunity to have the Company answer any questions I may have had regarding the proposed operations of the Company and the Investor's purchase of Securities.

9. 	I have read the responses to the Investor's Prospective
Investor Questionnaire, and the information supplied therein is true and correct to the best of my knowledge and belief.

10. 	I am not an affiliate (as defined in Regulation D
promulgated under the Act), director, officer or other employee of the Company or the beneficial owner of 10 percent or more of the equity interests in the Company.

11. 	I have such knowledge and experience in financial, business
and tax matters so as to be capable, together with the Investor, of evaluating the relative merits and risks of an investment in the Company.

12. 	There is no material relationship (of the type described or
referred to in Rule 501(h)(1) or 501(h)(4) of Regulation D promulgated under the Act) between me or my affiliates and the Company its investment adviser or their respective affiliates which now exists or is mutually understood to be contemplated or which has existed at any time during the previous two years.



13. 	I agree to advise you promptly of any material changes in
the foregoing information which may occur prior to the termination of the placement of the Securities.


					Very truly yours,

_____________________________	______________________________
Signature				Print or Type Name

_____________________________
Date